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                                                                 EXHIBIT 10.4.16

                            SECOND AMENDMENT TO LOAN
                             AND SECURITY AGREEMENT


         THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of the 21 day of December, 1999, by and among the financial institutions party to the below-described Loan Agreement (the "Lenders"), BANK OF AMERICA, N.A., formerly NationsBank, N.A., as agent for the Lenders (the "Agent"), AMERICAN AIRCARRIERS SUPPORT, INCORPORATED, a Delaware corporation ("AAS"), and the Subsidiaries of AAS party hereto as borrowers (together with AAS, the "Borrowers").

                              W I T N E S S E T H :

         WHEREAS, the Agent, the Lenders and the Borrowers entered into that certain Loan and Security Agreement, dated as of May 25, 1999 (as amended from time to time, the "Loan Agreement"), pursuant to which the Agent and the Lenders agreed to extend certain financial accommodations to the Borrowers; and

         WHEREAS, the Agent, the Lenders and the Borrowers desire to amend the Loan Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement.

         2. Subject to the provisions of SECTION 5.3 of the Loan Agreement and the maximum principal amount of the Revolving Credit Facility, each Lender hereby agrees severally (but not jointly) to make Overadvances, on a Ratable basis, of up to $1,000,000 in aggregate outstanding principal amount to the Borrowers to and including the earlier of (a) March 31, 2000, and (b) the funding of the Subordinated Indebtedness described below (the "Overadvance Termination Date"), at which time all Overadvances outstanding shall be repaid in full. As used herein, "Overadvance" shall mean, as of any date of determination, the amount by which the outstanding principal balance of Revolving Credit Loans exceeds the Borrowing Base, without regard to the minimum Availability required at such time pursuant to SECTION 11.17 of the Loan Agreement. Each Borrower acknowledges and agrees that all Overadvances constitute Secured Obligations under the Loan Agreement and are secured by the Collateral. Accordingly, the Agent reserves the right to (and, upon the written request of the Required Lenders, shall) immediately declare all Overadvances due and payable and to immediately terminate the Borrowers' right to receive


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Overadvances prior to the Overadvance Termination Date upon the occurrence of an
Event of Default or upon any Borrower's failure to comply with the terms and provisions of this Amendment. All Overadvances shall constitute Prime Rate Revolving Credit Loans under the Loan Agreement, and nothing contained in this Amendment shall require any Lender to make Revolving Credit Loans in excess of such Lender's Commitment.

         3. The effectiveness of this Amendment is expressly conditioned upon the receipt by the Agent of (a) a fully executed copy of this Amendment, and (b) a fully executed engagement letter or similar agreement (in form and substance acceptable to the Agent) between a financial institution acceptable to the Agent and AAS with respect to Subordinated Indebtedness to be incurred by AAS. The Agent shall notify AAS and the Lenders in writing of the receipt of such an acceptable engagement letter or similar agreement, and this Amendment shall become effective on the date the Agent sends such notice.

         4. To and including the Overadvance Termination Date, (a) the Agent and the Lenders hereby agree to waive the requirements of SECTION 11.17 of the Loan Agreement, and (b) the Agent, the Lenders and the Borrowers agree that SECTION 4.7(D)(I) shall be of no force and effect.

         5. As amended hereby, the Loan Agreement shall be and remain in full force and effect.

         6. To induce the Agent and each Lender to enter into this Amendment, the Borrowers agree to pay to the Agent (a) for the Ratable benefit of the Lenders, a fee of $15,000 on the date hereof, and (b) on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and out-of-pocket expenses of legal counsel to the Agent. Such fees are constitute compensation for services and are not, nor shall they be deemed to be, interest or a charge for the use of money.

         7. To induce the Agent and each Lender to enter into this Amendment, the Borrowers hereby (a) represent and warrant that, as of the date hereof, and after giving effect to the terms hereof, there exists no Default or Event of Default, and (b) acknowledge and agree that no right of offset, defense, counterclaim, claim, causes of action or objection in favor of the Borrowers against the Agent or any Lender exists arising out of or with respect to any of the Secured Obligations or any of the Loan Documents.

         8. To induce the Agent and the Lenders to enter into this Amendment and grant the accommodations set forth herein, each Obligor agrees that (a) except as expressly set forth herein, neither the Agent nor any Lender has agreed to (and has no obligation whatsoever to discuss, negotiate or agree to) any other restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement, (b) no understanding with respect to any other restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement shall constitute a legally binding agreement or contract, or have any force or effect whatsoever, unless and until reduced to writing and signed by authorized representatives of each party hereto, and (c) the execution and delivery of this Amendment has not



                                      -2-
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established any course of dealing between the parties hereto or created any obligation or agreement of the Agent or any Lender with respect to any future restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement.

         9. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         10. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

         11. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, other than its laws respecting choice of law.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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         IN WITNESS WHEREOF, the Borrowers, the Agent and the Lenders have caused this Amendment to be duly executed by their authorized officers in several counterparts, all as of the date first above written.

                                      BORROWERS:

                                      American Aircarriers Support, Incorporated

                                      By: /s/ J. E. Civiletto
                                          --------------------------------------
                                          Joseph E. Civiletto
                                          President



                                      AAS Engine Services, Inc.

                                      By: /s/ J. E. Civiletto
                                          --------------------------------------
                                          Joseph E. Civiletto
                                          President



                                      AAS Landing Gear Services, Inc.

                                      By: /s/ J. E. Civiletto
                                          --------------------------------------
                                          Joseph E. Civiletto
                                          President



                                      AAS Complete Controls, Inc.

                                      By: /s/ J. E. Civiletto
                                          --------------------------------------
                                          Joseph E. Civiletto
                                          President


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                                      AAS-Amjet, Inc.

                                      By: /s/ Joseph E. Civiletto
                                          --------------------------------------
                                          Joseph E. Civiletto
                                          President



                                      LENDERS:

                                      BANK OF AMERICA, N.A., formerly
                                      NationsBank, N.A.

                                      By: /s/ Byron J. Turner III
                                          --------------------------------------
                                          Byron J. Turner III
                                          Vice President



                                      NATIONAL BANK OF CANADA, a Canadian
                                      chartered bank

                                      By: /s/ Dan Shaw        /s/ C Collie
                                          --------------------------------------
                                          Name: Dan Shaw      Charles Collie
                                          Title: AVP          VP & Manager



                                      THE CIT GROUP / CREDIT FINANCE, INC.

                                      By: /s/ Jay Nomina
                                          --------------------------------------
                                          Name: Jay Nomina
                                          Title: Vice President

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                                      AGENT:

                                      BANK OF AMERICA, N.A., formerly
                                      NationsBank, N.A.

                                      By: /s/ Byron J. Turner III
                                          --------------------------------------
                                          Byron J. Turner III
                                          Vice President

                          NOTARY JURAT FOR EXECUTION OF
                        WRITTEN OBLIGATIONS TO PAY MONEY
                              BY FLORIDA BORROWERS


         On this the 21st day of December, 1999, before me, the undersigned, a Notary Public in and for the State of South Carolina, County of York, Joseph E. Civiletto personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the President of each of American Aircarriers Support, Incorporated, AAS Engine Services, Inc., AAS-Amjet, Inc., AAS Landing Gear Services, Inc. and AAS Complete Controls, Inc., who, being by me first duly sworn, stated that:

1. He executed the foregoing Second Amendment to Loan and Security Agreement on behalf of such corporations pursuant to their by-laws or resolutions of their boards of directors, said execution taking place in the State of South Carolina, County of York;
         and

2. He has this day delivered the foregoing instrument to Bank of America, N.A. at Fulton County, Georgia.


                                           Signature of Borrowers' Officer:


                                           By: /s/ Joseph E. Civiletto
                                               ---------------------------------
                                           Name:  Joseph E. Civiletto



Sworn to and subscribed before me this 21st day of December, 1999:

/s/ Angela C. Gaskins
----------------------------------
        Notary Signature

My Commission Expires:

Nov. 26, 2006
---------------------------------

     [Affix Notarial Seal]


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                          AFFIDAVIT REGARDING DELIVERY

         On this the 27th day of December, 1999, before me, the undersigned, a Notary Public in and for the State of Georgia, County of Fulton, Byron
J. Turner III personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be a Vice President of Bank of America, N.A., who, being by me first duly sworn, stated that Bank of America, N.A., as Agent, has received delivery of the foregoing Second Amendment to Loan and Security Agreement in the State of Georgia, County of Fulton.

                                   /s/ Byron J. Turner III
                                   ---------------------------------------------
                                   Signature of Officer of Agent



Sworn to and subscribed before me this 27th day of December, 1999:

/s/ ? ? Bean
----------------------------------
          Notary Signature

My Commission Expires:

5/5/00
---------------------------------

     [Affix Notarial Seal]